SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 20, 2006

FINANCIAL INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-4690	74-2126975
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Blvd., Building One Austin, Texas	78730
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 404-5000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 17, 2006, R. Keith Long, Chairman of the Board of Directors (the “Board”) of Financial Industries Corporation (“FIC”) received a letter from legal counsel to one of its shareholders, Haythem Dawlett, requesting that the Board convene an annual meeting of shareholders as soon as possible. In a subsequent telephone conversation with such legal counsel, Mr. Long agreed to discuss the letter with FIC’s Board at its next regularly scheduled meeting on March 20 – 21, 2006.

Following such Board of Directors meeting, on March 24, 2006, FIC legal counsel responded to Mr. Dawlett’s legal counsel that FIC is currently unable to comply with Rule 14a-3 under the Securities Exchange Act of 1934, as amended, which requires concurrent delivery with any proxy statement of an annual report, inclusive of audited annual financial statements for the most recently completed fiscal year. Because FIC is not currently in a position to solicit proxies in connection with an annual meeting, or to provide an annual report to its shareholders, FIC does not believe that it is currently able to hold an annual shareholders’ meeting at which its shareholders will be fully informed or represented. FIC legal counsel’s response also stated that FIC intends to hold the next annual shareholders’ meeting as soon as FIC can comply with Rule 14a-3 and currently anticipates that it would be able to hold such meeting on or about December 6, 2006.

As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, FIC cautions that statements regarding the date of the next annual shareholders’ meeting of FIC and other matters described in this report that are not historical factual information are forward-looking statements. Such statements are made based upon management’s current expectations and beliefs and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ from those contemplated by the forward-looking statements, including the timing, completion and results of FIC’s reviews and audits. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and FIC undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Letter dated February17, 2006, to R. Keith Long from counsel to Haythem Dawlett

Exhibit 99.2 – Letter dated March 24, 2006, to counsel for Haythem Dawlett from FIC legal counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2006

FINANCIAL INDUSTRIES CORPORATION

By:	/s/ Michael P. Hydanus

Michael P. Hydanus

Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1 – Letter dated February 17, 2006, to R. Keith Long from counsel to Haythem Dawlett

Exhibit 99.2 – Letter dated March 24, 2006, to counsel for Haythem Dawlett from FIC legal counsel